United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                          January 31, 2005
Date of Report (Date of earliest event reported)

    OVERSEAS SHIPHOLDING GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

1-6749-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

511 Fifth Avenue
          New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Section 1 - Registrant's Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2005, Mr. Robert N. Cowen, Senior Vice President, Chief Operating Officer, Secretary and Director of Overseas Shipholding Group, Inc. (the "Registrant") resigned as an officer and Director of the Registrant. In connection with Mr. Cowen's resignation, the Registrant and Mr. Cowen amended the Severance Protection Agreement between them dated as of December 12, 2003 (as amended, the "Severance Agreement") to provide Mr. Cowen with three additional years of service for purposes of calculating his benefit under the Registrant's Supplemental Executive Retirement Plan Plus. A copy of the Amendment dated January 31, 2005 to the Severance Agreement is attached to this Report as Exhibit 10.1.

As a result of Mr. Cowen's resignation, he is entitled to the severance benefits provided by the Severance Agreement, including his annual salary of $575,000 payable for two years in equal biweekly installments, which may be accelerated under certain circumstances, and his retirement benefits under the Registrant's pension plan and supplemental executive retirement plans. In accordance with the Severance Agreement, Mr. Cowen released all claims he may have against the Registrant arising out of his former employment with the Registrant.

The Registrant and Mr. Cowen also entered into a Consulting Agreement dated January 31, 2005 pursuant to which Mr. Cowen will advise the Registrant with respect to certain pending legal matters involving the Registrant or its subsidiaries which he has supervised. The term of the Consulting Agreement is six months, beginning on February 1, 2005, which term may be extended by the Registrant for an additional six months. During the term of the Consulting Agreement, the Registrant will pay Mr. Cowen a monthly consulting fee of $47,916.67. A copy of the Consulting Agreement is attached to this Report as Exhibit 10.2.

Section 5 - Corporate Governance and Management.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
                   Appointment of Principal Officers.

(b) As of the close of business on January 31, 2005, Mr. Robert N. Cowen resigned as Senior Vice President, Chief Operating Officer, Secretary and Director of the Registrant. A copy of the press release disclosing Mr. Cowen's resignation is attached to this Report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

    Financial Statements of Business Acquired

    Not Applicable

    Pro Forma Financial Information

    Not Applicable

    Exhibits

Exhibit No.	Description
10.1	Amendment dated January 31, 2005, to Severance Protection Agreement dated December 12, 2003 between the Registrant and Robert N. Cowen

10.2	Consulting Agreement dated January 31, 2005 between the Registrant and Robert N. Cowen.

99.1	Press Release dated February 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Overseas Shipholding Group, Inc.
(Registrant)
By: /s/Myles R. Itkin
Name: Myles R. Itkin Title: Senior Vice President, Chief Financial Officer and Treasurer

Date: February 3, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment dated January 31, 2005, to Severance Protection Agreement dated December 12, 2003 between the Registrant and Robert N. Cowen

10.2	Consulting Agreement dated January 31, 2005 between the Registrant and Robert N. Cowen.

99.1	Press Release dated February 3, 2005.